AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 04/29/2005

FILE NOS: 811-08228

33-73248

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [    ]

Post-Effective Amendment No. [24]

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. [25]

(Check appropriate box or boxes.)

THE TIMOTHY PLAN

(Exact name of Registrant as Specified in Charter)

1304 WEST FAIRBANKS AVENUE

WINTER PARK, FL 32789

(Address of Principal Executive Office)

407-644-1986

(Registrant’s Telephone Number, including Area Code:)

ARTHUR D. ALLY, 1304 WEST FAIRBANKS AVENUE

WINTER PARK, FL 32789

(Name and Address of Agent for Service)

Please send copy of communications to:

DAVID D. JONES, ESQUIRE

395 Sawdust Road, #2148

The Woodlands, TX 77381

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(3)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.

A Rule 24f-2 Notice for the Trust’s fiscal year ended December 31, 2004 was filed on March 31, 2005.

Prospectus

APRIL 29, 2005

Timothy Plan
Portfolio Variable Series:

Small-Cap

Contents

4	Risk/Return Summary

4	Small-Cap Variable Series

7	Fees & Expenses

8	Purchases & Redemptions

9	Dividends & Distributions

9	Investment Adviser & Investment Manager

10	Principal Underwriter

11	General Information

12	Financial Highlights

13	Privacy Policy

13	For More Information

Timothy Plan Family of Funds

(the “Trust”)

Prospectus April 29, 2004

This Prospectus offers the following Trust Portfolio (the “Fund”):

The Timothy Plan Small-Cap Variable Series

The Fund is intended to be a funding vehicle for Variable Annuity Contracts (“VA Contracts”) offered through existing separate accounts of the Annuity Investors Life Insurance Company (the “Insurance Company”). Effective May 1, 2002 the Board of Trustees determined that this Fund would be closed to new investors.

The Timothy Plan was established to provide an investment alternative for people who want to invest according to certain ethical standards. The Funds established by the Trust invest in a different market segment, and each Fund has its own investment objectives. However, all the Funds have one thing in common. They employ a zero-tolerance policy and do not invest in any company that is involved in the business of alcohol production, tobacco production or casino gambling, or which are involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

The Funds are distributed through Timothy Partners, Ltd.

1304 West Fairbanks Avenue, Winter Park, Florida 32789.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a crime.

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RISK/RETURN SUMMARY

The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner, and employs a zero tolerance philosophy in the selection of companies for its portfolios. Accordingly, as a matter of fundamental policy, none of the Funds established by the Trust invests in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles. Such companies are referred to throughout this Prospectus as “Excluded Securities”. Excluded Securities will not be purchased by any of our Funds. Timothy Partners Ltd. (“TPL”) is the investment adviser to the Fund, and is responsible for determining those companies that are Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies when practices may not fall within the exclusions described above, but could otherwise be found offensive to basic, traditional Judeo-Christian values.

Because none of our Funds will invest in Excluded Securities, the pool of securities from which each Fund may choose may be limited to a certain degree. Although TPL believes that each Fund can achieve its investment objective within the parameters of ethical investing, eliminating Excluded Securities as investments may have an adverse effect on a Fund’s performance. However, “Total Return” is more than just numbers. It is also investing in a way that supports and reflects your beliefs and ideals. Each of our Funds strives to maximize both kinds of total return.

TIMOTHY PLAN SMALL-CAP VARIABLE SERIES

Investment objective

Long-term capital growth, with a secondary objective of current income.

Primary investment strategies

•	The Fund seeks to achieve its objectives by primarily investing in US small-cap stocks and American Depositary Receipts (“ADRs”). Small-Cap stocks is a reference to the common stock of smaller companies- companies whose total market capitalization is greater than $200 Million and less than $2 Billion. ADRs are certificates issued by United States banks to evidence an ownership interest in an underlying non-United States company’s stock. ADRs generally trade on United States Stock Exchanges in the same way that American common stock trades.

•	Small cap stocks, although more susceptible to price movements, also enjoy growth potential that is often not available for larger companies. As a result, prudent investing in smaller companies can result in greater capital growth than investing in larger companies.

Primary risks

1.	General Risk- Like with most other mutual funds, you can lose money by investing in the Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Stock Market Risk- The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

3.	Small-Cap Stock Risk- The Fund invests in smaller companies. Smaller companies are particularly susceptible to price swings, because, due to their size, they often do not have the resources available to them that are available to larger companies.

4.	Excluded Security Risk- Because the Fund does not invest in Excluded Securities, the Fund may be riskier than other funds that invest in a broader array of securities.

Who should buy this Fund

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept moderate amounts of volatility and risk.

Past Performance

The bar chart and table below show the returns and risks of investing in the Fund by showing changes in the Fund’s yearly performance over the lifetime of the Fund. They also compare the Fund’s performance to the

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performance of the Russell 2000 Index** during each period. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Portfolio may pay. You should be aware that the Fund’s past performance may not be an indication of how the Fund will perform in the future.

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Performance Bar Chart and Table

Year-by-Year Total Returns for calendar years ending on 12/31

The total return for the most recent quarter ended March 31, 2005 was -8.91%.

Best Quarter Jun-99	Worst Quarter Sep-02
22.32%	-17.83%

Average Annual Total Returns

(for periods ending on December 31, 2004(1))

	1 Year	3 Year	5 Year	10 Year	Since Inception
Return without sales load	11.46%	9.13%	9.40%	N/A	10.46%
Russell 2000 Index (2) (reflects no deduction for fees, expenses or taxes)	18.33%	11.47%	6.60%	N/A	6.93%

(1)	Commenced investment operations on May 22, 1998.

(2)	The Russell 2000 Index is a widely recognized, unmanaged index of 2000 small-capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

Additional Investment Information

The Fund may, for temporary defensive purposes, invest up to 100% of its assets in obligations of the United States government, its agencies and instrumentalities, commercial paper, and certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

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FEES AND EXPENSES

Investors using this Fund to fund a VA Contract will pay certain fees and expenses in connection with the Fund, which are estimated in the table below. The Fund pays annual operating expenses from its assets, so their effect is included in the Portfolio’s share price. These figures do not reflect any fees or charges imposed by the Insurance Company under its VA Contract. Owners of VA Contracts should refer to the Insurance Company’s prospectus for information on those fees or charges.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Variable Series Small Cap
Management fee	1.00%
Other expenses (1)	0.63%
Total annual fund operating expenses (before reimbursement by Adviser)	1.63%
Reimbursement (2)	0.43%
Net annual fund operating expenses (after reimbursement by Adviser) (2)	1.20%

(1)	The Trust and the TPL have entered into an agreement with the participating Life Insurance Company, pursuant to which the Insurance Company maintains the records related to the Fund’s shares in the Insurance Company Separate Accounts, processes all purchases and redemptions within the accounts, and provides other administrative and shareholder services for an administrative services fee of 0.20% of the Fund’s assets. The remaining expenses in this category pay for fund services such as transfer agency, fund accounting, legal, auditing and other related expenses.

(2)	The Adviser contractually has agreed to waive all or a portion of its advisory fees and/or reimburse expenses in order to keep the Fund’s total annual operating expenses at 1.20% through the life of the fund. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the following three fiscal years if the Fund is able to make the repayment without exceeding its current expense limitation.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Small Cap Variable
One year	$122
Three years	$381
Five years	$660
Ten years	$1,455

The $9 fee that you would have to pay if you redeemed your shares by wire transfer is not included in these figures.

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PURCHASES AND REDEMPTIONS OF SHARES

Purchases and Redemptions of Shares in the Fund may be made only by the Insurance Company for its separate accounts at the direction of VA Account owners. Please refer to the Prospectus of your VA Contract for information on how to direct investments in or redemptions from the Fund and any fees that may apply. Generally, the Insurance Company places orders for shares based on payments and withdrawal requests received from VA Contract owners during the day and places an order to purchase or redeem the net number of shares by the following morning. Orders are usually executed at the net asset value per share determined at the end of the business day that a payment or withdrawal request is received by the Insurance Company. There are no sales or redemption charges. However, certain sales or deferred sales charges and other charges may apply to your VA Contract. Those charges are disclosed in the separate account offering prospectus. The Trust reserves the right to suspend the offering of the Fund’s shares, or to reject any purchase order.

Purchase orders for shares of the Fund which are received by the transfer agent in proper form prior to the close of trading hours on the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

Redemption proceeds will normally be wired to the Insurance Company on the next business day after receipt of the redemption instructions by the Fund, but in no event later than 7 days following receipt of instructions. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Securities and Exchange Commission.

The Trust has adopted policies and procedures designed to prevent and protect frequent purchases and redemptions of Portfolio shares (“market timing”). Those policies apply to all the Timothy Funds in which each Portfolio invests. However, since purchases and redemptions of shares in the Portfolios may be made only by an insurance company or by a qualified plan on behalf of its participants, the Board of Trustees has exempted the Portfolios from those policies and procedures.

Other Purchase Information

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments in cash, the Fund may pay the redemption price, in whole or in part by distribution in-kind of readily marketable securities, from the Fund, within certain limits prescribed by the Securities and Exchange Commission. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in-kind, the redeeming shareholder will incur brokerage costs in converting the assets to cash.

For economy and convenience, share certificates will not be issued.

The public offering price for the Fund is based upon the Fund’s net asset value per share. Net asset value per share is calculated by adding the value of the Fund’s investments, cash and other assets, subtracting the Fund’s liabilities, and then dividing the result by the number of shares outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is determined pursuant to the Fair Value Pricing policies (see below) adopted by the Board of Trustees. The net asset value of the Fund’s shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time.

Fund securities listed or traded on a securities exchange for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter markets, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market values as determined by the Fund’s Fair Value Pricing (below), in conformity with guidelines adopted by and subject to the review of the Board of Trustees. Money market securities with less than 60 days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and

8	PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2003

then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market security with more than 60 days remaining to its maturity, it will be valued at amortized cost when it reaches 60 days to maturity unless the Trustees determine that such a valuation will not fairly represent its fair market value.

FAIR VALUE PRICING

The Board of Trustees has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Portfolio securities holdings under certain conditions. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Portfolio under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Trust has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair value pricing.

The Portfolios typically do not invest in securities on foreign exchanges or illiquid or restricted securities. Accordingly, there may be very limited circumstances under which any Portfolio would hold securities that would need to be fair value priced. Examples of when it would be likely that a Portfolio security would require fair value pricing include but are not limited to: if the exchange on which a Portfolio security traded were to close early; if trading in a particular were to be halted on the exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Portfolio’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations, or in the event that the Fixed Income Fund were to invest in certain types of bonds that had limited marketability, such as “church bonds”.

When a security is fair value priced, it means that the Advisor or Sub-Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available or is otherwise limited. Accordingly, there is always the possibility that the Advisor’s or Sub-Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on haw the security was valued, than would otherwise be the case.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for the security. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Under current tax law, dividends or capital gains distributions from the Fund are not currently taxable when left to accumulate within a VA Contract. Depending on the VA Contract, withdrawals from the Contract may be subject to ordinary income tax, and an additional penalty of 10% on withdrawals before age 59 1/2.

INVESTMENT ADVISER AND INVESTMENT MANAGER

INVESTMENT ADVISER

Timothy Partners Ltd., (“ TPL”), 1304 West Fairbanks Avenue, Winter Park, Florida, 32789, is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission as an investment adviser. TPL supervises the investment of the assets of the Fund in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the investment manager. To determine which securities are Excluded Securities, TPL conducts its own research and

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consults a number of Christian ministries on these issues. TPL retains the right to change the sources from which it acquires its information, at its sole discretion. TPL has been the Adviser to the Fund since its inception.

Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Arthur D. Ally is President, Chairman and Trustee of the Trust, as well as President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an investment manager to execute portfolio trades for the Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

A discussion of the considerations employed by the Board of Trustees in their approval of TPL as Advisor to the Trust, the sub-advisor as manager of the Fund is available in the Fund’s annual report dated December 31, 2004, that provides financial information for the period January 01, 2004 through December 31, 2004.

INVESTMENT MANAGER

Awad Asset Management, Inc. (“Awad”), a wholly-owned subsidiary of Raymond James Financial, Inc., a diversified financial services firm traded on the New York Stock Exchange, is the investment manager for the Small-Cap Value Fund and the Patriot Fund. Awad has offices at 250 Park Avenue, New York, New York 10177. Awad selects the investments for the Small-Cap Value Fund’s portfolio and the Patriot Fund’s portfolio, subject to the investment restrictions of the Trust and under the supervision of TPL.

James Awad is the President and Senior Investment Officer of the investment manager, and is responsible for managing the day-to-day investments for the Funds. Prior to forming Awad, Mr. Awad was founder and president of BMI Capital. He also managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has been involved either full or part-time in the investment industry since 1965.

Awad has served as investment manager to the Small-Cap Value Fund since January 1, 1997, and the Patriot Fund since May 1, 2004. In addition to these Funds and the Timothy Plan Small Cap Variable Series, Awad also serves as investment adviser or co-adviser to two other investment companies: Calvert New Vision Small-Cap Fund and Heritage Small-Cap Stock Fund. As of December 31, 2004, Awad managed in approximately of $1.53 billion in assets.

For its services as investment manager to the Fund, Awad is paid an annual fee by TPL equal to 0.25% of average daily net assets of the Fund.

In addition to serving as investment manager to the Fund since inception, Awad has served as investment manager to the Timothy Plan Small-Cap Value Fund since January 1, 1997, and the Timothy Plan Patriot Fund since May, 2004. It also serves as investment co-adviser to two other investment companies: Heritage Small-Cap Stock Fund and Calvert New Vision Small Cap Fund. As of December 31, 2004, Awad & Associates managed in excess of $1.53 billion in assets.

PRINCIPAL UNDERWRITER

Timothy Partners Ltd. (“TPL”) acts as principal underwriter for the Trust. The purpose of acting as an underwriter is to facilitate the registration of the Fund’s shares under state securities laws and to assist in the sale of Fund shares. TPL also acts as Investment Adviser to the Trust. TPL is not compensated for providing underwriting services to the Trust.

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GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the Fund may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

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FINANCIAL HIGHLIGHTS

The financial highlights table set forth below is intended to help you understand the Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with Separate Accounts, variable contracts or Qualified Plans that an investor in the Portfolio may pay. Inclusion of these charges would reduce the total return figures for the all period shown. This information has been audited by Tait, Weller & Baker, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report, which is available without charge upon request.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

SMALL-CAP VARIABLE SERIES

	year ended 12/31/04	year ended 12/31/03	year ended 12/31/02	year ended 12/31/01	year ended 12/31/00
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.10	$10.70	$13.05	$12.29	$12.37

Income from Investment Operations:
Net Investment Income (Loss)	(0.01)	(0.03)	(0.01)	(0.02)	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.74	4.43	(2.26)	1.42	0.94

Total from Investment Operations	1.73	4.40	(2.27)	1.40	1.01

Less Distributions:
Dividends from Net Investment Income	—	—	—	—	(0.08)
Dividends from Realized Gains	—	—	—	(0.64)	(1.01)
Return of Capital Distribution	—	—	(0.08)	—	—

Total Distributions	—	—	(0.08)	(0.64)	(1.09)

Net Asset Value at End of Year	$16.83	$15.10	$10.70	$13.05	$12.29

Total Return (a)	11.46%	41.12%	(17.38%)	11.48%	8.16%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000s)	$5,563	$5,300	$4,839	$5,114	$3,326

Ratio of Expenses to Average Net Assets:
Before Reimbursement and Waiver of Expenses by Advisor	1.63%	1.56%	1.82%	2.00%	1.83%
After Reimbursement and Waiver of Expenses by Advisor	1.20%	1.20%	1.20%	1.20%	1.20%

Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Reimbursement and Waiver of Expenses by Advisor	(0.52)%	(0.55)%	(0.73)%	(0.94%)	0.11%
After Reimbursement and Waiver of Expenses by Advisor	(0.09)%	(0.19)%	(0.11)%	(0.14%)	0.74%

Portfolio Turnover	63.35%	51.95%	69.14%	67.40%	85.82%

(a)	For Periods of Less than One Full Year, Total Returns Are Not Annualized.

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects.

•	The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.

The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

Additional information about the Trust is available in the Trust’s annual report and semi-annual report to shareholders in which you will find a discussion of the market conditions and investment strategies that significantly affected the Trust’s performance during its last year of operations.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the Trust. A current SAI, dated May 1, 2004, has been filed with the SEC and is incorporated by reference into this prospectus.

To request a free copy of the SAI, or the Trust’s latest annual or semi-annual report, please contact the Trust.

	Timothy Plan*	Securities and Exchange Commission
By Phone:	1-800-846-7526	1-202-942-8090

By Mail:	The Timothy Plan	Public Reference Section
	c/o Timothy Partners, Ltd.	Securities and Exchange Commission
	1304 West Fairbanks Avenue	Washington, D.C. 20549-0102
	Winter Park, Florida 32789	(a duplicating fee required)

By E-mail:	invest@timothyplan.com	Publicinvest@sec.gov (a duplicating fee required)

By Internet:	http://www.timothyplan.com	http://www.sec.gov

In Person:		Public Reference Room
Securities and Exchange Commission,
Washington, D.C.

*	A copy of your requested document(s) will be mailed to you within three days of our receiving your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be

PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	April 29, 2005	13

obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Timothy Plan

Investment Company Act No. 811-08228

14	PROSPECTUS FOR THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES	May 1, 2003

The Timothy Plan

1304 West Fairbanks Avenue

Winter Park, FL 32789

www.timothyplan.com

E-mail invest@timothyplan.com

Tel (800) 846-7526

PART C. OTHER INFORMATION

Item 22.	Exhibits.

(a)	Articles of Incorporation - Agreement and Declaration of Trust, filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4, is hereby incorporated by reference.

(b)	By-Laws - filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holders – See Declaration of Trust, filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4, and incorporated herein by reference.

(d)	Investment Advisory Contracts.

(1)	Registrant’s Form of Amendment to the Investment Advisory Agreement dated May 1, 1999 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(2)	Registrant’s Form of Amendment to the Investment Advisory Agreement dated May 1, 1998 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant’s Post-Effective No. 8, is hereby incorporated by reference.

(3)	Registrant’s Form of Amendment dated March 12, 1997 to the Investment Advisory Agreement dated January 19, 1994 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant’s Post-Effective No. 6, is hereby incorporated by reference.

(4)	Registrant’s Form of Amendment dated August 28, 1995 to the Investment Advisory Agreement dated January 19, 1994 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4, is hereby incorporated by reference.

(5)	Registrant’s Form of Investment Advisory Agreement dated January 19, 1994 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4, is hereby incorporated by reference.

(6)	Registrant’s Form of Investment Advisory Agreement dated April 27, 2001 with Timothy Partners, Ltd. on behalf of the Strategic Growth Portfolio Variable Series, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 13 on May 1, 2001, is hereby incorporated by reference.

(7)	Registrant’s Form of Investment Advisory Agreement dated April 27, 2001 with Timothy Partners, Ltd. on behalf of the Conservative Growth Portfolio Variable Series, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 13 on May 1, 2001, is hereby incorporated by reference.

(8)	Registrant’s Form of Sub-Advisory Agreement dated May 1, 1999 with Timothy Partners, Ltd. and Carr & Associates, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(9)	Registrant’s Form of Sub-Advisory Agreement dated May 1, 1999 with Timothy Partners, Ltd. and Fox Asset Management, Inc., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(10)	Registrant’s Form of Sub-Advisory Agreement dated December 14, 2001 with Timothy Partners Ltd. And Fox Asset Management, LLC, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 15, is hereby incorporated by reference.

(11)	Registrant’s Form of Amendment to Sub-Investment Advisory Agreement dated May 1, 1998 with Timothy Partners, Ltd. and Awad & Associates, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 8, is hereby incorporated by reference.

(12)	Registrant’s Form of Sub-Advisory Agreement dated January 1, 1997 with Timothy Partners, Ltd. and Awad & Associates, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 5, is hereby incorporated by reference.

(13)	Registrant’s Form of Sub-Advisory Agreement dated October 1, 2000 with Timothy Partners, Ltd. and Provident Investment Counselors, Inc., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 11 on August 17, 2000, is hereby incorporated by reference.

(14)	Registrant’s Form of Sub-Advisory Agreement dated October 1, 2000 with Timothy Partners, Ltd. and Rittenhouse Financial Services, Inc., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 11 on August 17, 2001, is hereby incorporated by reference.

(15)	Registrant’s Form of Amendment to the Investment Advisory Agreement dated May 1, 2004 with Timothy Partners, Ltd on behalf of the Timothy Plan US Patriot Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 19 on March 5, 2004, is hereby incorporated by reference.

(16)	Registrant’s Form of Sub-Investment Advisory Agreement dated May 1, 2004 with Timothy Partners, Ltd. and Awad & Associates on behalf of the Timothy Plan Patriot Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 19 on March 5, 2004, is hereby incorporated by reference.

(17)	Registrant’s Form of Sub-Investment Advisory Agreement dated March 1, 2005 with Timothy Partners, Ltd. and Westwood Management Group, on behalf of the Timothy Plan Large/Mid-Cap Value Fund, will be filed by amendment..

e.	Underwriting Contracts

(1)	Registrant’s Underwriting Agreement dated July 1, 1997 with Timothy Partners, Ltd., which was filed as an Exhibit to Registrant’s Post-Effective No. 6, is hereby incorporated by reference.

f.	Bonus or Profit Sharing Contracts - Not Applicable

g.	Custodian Agreements

(1)	Form of Custodian Agreement—which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 15, is hereby incorporated by reference.

(2)	Form of Registrant’s Amendment to Underwriting Agreement dated May 1, 2004 with Timothy Partners Ltd. on behalf of the Timothy Plan US Patriot Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 19 on March 5, 2004, is hereby incorporated by reference.

h.	Other Material Contracts

(1)	Form of Registrant’s Amendment dated May 1, 1996 to Registrant’s Administrative Agreement dated January 19, 1994 with Covenant Financial Management, Inc., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4, is hereby incorporated by reference.

(2)	Form of Registrant’s Administrative Agreement dated January 19, 1994 with Covenant Financial Management, Inc., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4, is hereby incorporated by reference.

(3)	Form of Registrant’s Form of Participation Agreement dated May 1, 1998 on behalf of The Timothy Plan Variable Series with Annuity Investors Life Insurance Company and Timothy Partners, Ltd., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(4)	Form of Registrant’s Mutual Fund Services Agreement with Citco-Quaker Fund Services, Inc., dated May 1, 2003, which was filed as an Exhibit to Registrant’s Post-effective Amendment # 17, is hereby incorporated by reference.

(5)	Powers of Attorney, which were filed as an Exhibit to Registrant’s Post-Effective Amendment No. 20, are hereby incorporated by reference.

i.	Opinion and Consent of Counsel – Form of Opinion and Consent of David Jones & Assoc., P.C., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 20, is hereby incorporated by reference.

j.	Consent of Independent Auditors – Opinion and Consent of Tait, Weller & Baker - Filed herein as Exhibit 99J.

k.	Omitted Financial Statements - None

l.	Initial Capital Agreements -

(1)	Investment letters between the Registrant and its initial shareholders, which were filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4, are hereby incorporated by reference.

m.	Rule 12b-1 Plans

(1)	Registrant’s Plan of Distribution for Class A Shares, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(2)	Registrant’s Plan of Distribution for Class B Shares, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(3)	Registrant’s Plan of Distribution for Class C shares, which was filed as an Exhibit to Registrant’s Post-effective Amendment # 18 on December 4, 2003, is hereby incorporated herein by reference.

(4)	Registrant’s Amendment to Plan of Distribution for Class A Shares, adding the Timothy Plan Patriot Fund, , which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 19 on March 5, 2004, is hereby incorporated by reference.

(5)	Registrant’s amended Plan of Distribution for Class C shares, adding the Timothy Plan US Patriot Fund, , which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 19 on March 5, 2004, is hereby incorporated by reference

n.	Rule 18f-3 Plan –

(1)	Registrant’s Multiple Class Plan, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 6, is hereby incorporated by reference.

o.	Reserved

p.	Code of Ethics –

(1)	Form of Code of Ethics for the Timothy Plan and Timothy Partners Ltd., which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 11 on August 17, 2001, is hereby incorporated by reference.

(2)	Form of Code of Ethics of Awad Asset Management – to be filed by amendment.

(3)	Form of Code of Ethics of Provident Investment Counsel – to be filed by amendment.

(4)	Form of Code of Ethics of Barrow, Hanley, Mewhinney & Strauss – to be filed by amendment.

(5)	Form of Code of Ethics of Westwood Management Group – to be filed by amendment.

(6)	Form of Code of Ethics of Rittenhouse Financial Services, Inc. - to be filed by amendment.

Item 23.	Persons Controlled by or Under Common Control with Registrant.

See “General Information - Holders of more than 5% of Each Fund’s Shares” in the Statement of Additional Information dated May 1, 2003.

Item 24.	Indemnification.

Under the terms of the Delaware Business Trust Act and the Registrant’s Agreement and Declaration of Trust and By-Laws, no officer or Trustee of the Trust shall have any liability to the Trust or its shareholders for damages, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust or the By-Laws.

The Delaware Business Trust Act, section 3817, permits a business trust to indemnify any trustee, beneficial owner, or other person from and against any claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from liability to any person other than the business trust or beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every officer and Trustee of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a officer or Trustee of the Trust; provided that nothing contained in the Agreement and Declaration of Trust shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The By-Laws provide indemnification for an officer or Trustee who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust), by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that the person did not meet the requisite standard of conduct set forth above. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, shall create a rebuttable presumption that the person did not meet the requisite standard of conduct set forth above.

The By-Laws further provide indemnification for an officer or Trustee who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

The By-Laws provide no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of an officer’s or Trustee’s office with the Trust. Further no indemnification shall be made:

(a)	In respect of any proceeding as to which an officer or Trustee shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b)	In respect of any proceeding as to which an officer or Trustee shall have been adjudged to be liable in the performance of that person’s duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

(c)	Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required approval as set forth below is obtained.

The By-Laws provide to the extent that an officer or Trustee has been successful, on the merits or otherwise, in the defense of any proceeding as set forth above before a court or other body before whom a proceeding was brought, the officer or Trustee shall be indemnified against expenses actually and reasonably incurred by the officer or Trustee in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the officer or Trustee was not liable by reason of the disabling conduct also as set forth above.

Except as provided for in the preceding paragraph, the By-Laws provide that any indemnification provided therein shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the officer or Trustee is proper in the circumstances because the officer or Trustee has met the applicable standard of conduct as set forth above and is not prohibited from indemnification because of the disabling conduct also as set forth above, by:

(a)	A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940);

(b)	A written opinion by an independent legal counsel; or

(c)	The shareholders; however, shares held by an officer or Trustee who is a party to the proceeding may not be voted on the subject matter.

The By-Laws permit expenses incurred in defending any proceeding as set forth above to be advanced by the Trust before the final disposition of the proceeding if (a) receipt of a written affirmation by the officer or Trustee of his good faith belief that he has met the standard of conduct necessary for indemnification as set forth therein and a written undertaking by or on behalf of the officer or Trustee, such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he has not me those requirements, and (b) a determination would not preclude indemnification as set forth therein. Determinations and authorizations of payments must be made in the manner specified above for determining that the indemnification is permissible.

No indemnification or advance is permitted under the By-Laws, with limited exceptions as set forth therein, in any circumstances where it appears:

(a)	That it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b)	That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

The Trustees and officers of the Trust are entitled and empowered under the Agreement and Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Trust, whether or not a Fund would have the power to indemnify him against such liability under the Agreement and Declaration of Trust or By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, the officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

Item 25.	Business and Other Connections of the Investment Manager

Timothy Partners, Ltd. (“TPL”) serves as investment adviser of the Trust. Form ADV Part I of TPL as filed with the Securities and Exchange Commission via the NASDR’s IARD system is hereby incorporated by reference.

Covenant Financial Management, Inc. is a marketing/consulting firm owned by Arthur D. Ally that renders consulting advice to TPL with regard to marketing plans to be employed to target potential investor groups that might be interested in investing in the Trust because of its investment objectives and criteria.

Item 26.	Principal Underwriter.

(a)	Timothy Partners, Ltd. (“TPL”) is the principal underwriter for the Trust and currently acts as underwriter only for the Trust.

(b)	The table below sets forth certain information as to the Underwriter’s directors, officers and control persons:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with the Trust
Arthur D. Ally 1304 West Fairbanks Avenue Winter Park, FL 32789	President of TPL	Chairman, President and Treasurer

(c)	None

Item 27.	Location of Accounts and Records.

Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, is maintained by the Trust at 1304 West Fairbanks Avenue, Winter Park, Florida 32789, except for those maintained by the Trust’s custodian, US Bank, N.A., 425 Vine Street, Cincinnati, Ohio, 45202, and the Registrant’s administrator, transfer, redemption and dividend disbursing agent and accounting services agent, Citgo Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

Item 28.	Management Services.

All substantive provisions of any management-related service contract are discussed in Parts A and B of this Registration Statement.

Item 29.	Undertakings.

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Agreement and Declaration of Trust and By-Laws in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, The Timothy Plan (the “Trust”) hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Winter Park and the State of Florida on April 29, 2005.

THE TIMOTHY PLAN

By:	/s/ Arthur D. Ally
ARTHUR D. ALLY
Chairman, President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Arthur D. Ally ARTHUR D. ALLY	Chairman, President & Treasurer- Trustee	April 29, 2005

/s/ Joseph E. Boatwright* JOSEPH E. BOATWRIGHT	Trustee, Secretary	April 29, 2005

/s/ Matthew D. Staver* MATHEW D. STAVER	Trustee	April 29, 2005

/s/ Wesley W. Pennington* WESLEY W. PENNINGTON	Trustee	April 29, 2005

/s/ Charles E. Nelson* CHARLES E. NELSON	Trustee	April 29, 2005

/s/ Scott Preissler, Ph.D.* SCOTT PREISSLER, Ph.D.	Trustee	April 29, 2005

/s/ Alan M. Ross* ALAN M. ROSS	Trustee	April 29, 2005

/s/ Kathryn T. Martinez* KATHRYN T. MARTINEZ	Trustee	April 29, 2005

/s/ Richard W. Copeland* RICHARD W. COPELAND	Trustee	April 29, 2005

/s/ William W. Johnson* WILLIAM W. JOHNSON	Trustee	April 29, 2005

/s/ John C. Mulder* JOHN C. MULDER	Trustee	April 29, 2005

/s/ David J. Tolliver* DAVID J. TOLLIVER	Trustee	April 29, 2005

*	By Arthur D. Ally, Attorney-In-Fact under Powers of Attorney

INDEX TO EXHIBITS

Exhibit Number	Description

EX.99j	Opinion & Consent of Tait, Weller & Baker